CJS Securities – Investor Conference January 2016 Exhibit 99.1

FORWARD-LOOKING STATEMENTS
Certain
statements
contained
in
this
presentation
are
“forward-looking
statements.”
We
have
based
these
forward-looking
statements
on
our
current
expectations
and
projections
about
future
events.
However,
these
forward-looking
statements
are
subject
to
risks,
uncertainties,
assumptions
and
other
factors
that
may
cause
our
actual
results,
performance
or
achievements
to
be
materially
different.
Some
of
these
risks,
include,
among
other
things:
our
lack
of
combined
operating
history
and
our
ability
to
successfully
integrate
the
Founding
Companies
and
the
businesses
acquired
after
the
IPO
(together,
the
“Acquired
Businesses”)
into
one
entity;
our
ability
to
successfully
locate
and
acquire
additional
businesses
that
provide
recycled
OEM
automotive
products
and
our
ability
to
successfully
integrate
any
acquired
companies
with
our
business;
our
success
in
managing
our
internal
growth;
competition
from
vehicle
replacement
parts
companies,
including
but
not
limited
to
those
that
provide
recycled
parts;
our
ability
to
maintain
our
relationships
with
auto
body
shops,
insurers
and
other
customers
and
with
auction
companies
from
which
we
purchase
our
salvage
vehicles;
our
compliance
and
our
Acquired
Businesses’
past
compliance
with
environmental
laws
and
regulations
and
federal,
state
and
local
operating
and
permit
requirements;
the
known
environmental
liabilities
at
Standard’s
Toronto,
Ontario
facility
associated
with
groundwater
and
surface
water
contamination
as
a
result
of
historical
releases
and
a
petroleum
hydrocarbon
spill
in
November
2010;
potential
for
significant
impairment
of
goodwill
and
intangibles;
fluctuations
in
the
prices
of
scrap
metal
and
other
metals;
changes
in
the
national,
provincial
or
state
laws
and
regulations
affecting
our
business;
disruptions
in
the
information
technology
systems
on
which
our
business
relies;
and
material
weaknesses
in
our
internal
control
over
financial
reporting.
For
a
more
detailed
discussion
of
these
and
risks,
see
the
documents
and
reports
that
we
have
filed
with
the
Securities
and
Exchange
Commission
(the
“SEC”).
Given
these
risks
and
uncertainties,
you
are
cautioned
not
to
place
undue
reliance
on
our
forward-looking
statements.
Projections
and
other
forward-
looking
statements
included
in
this
presentation
have
been
prepared
based
on
assumptions,
which
we
believe
to
be
reasonable,
but
not
in
accordance
with
GAAP
or
any
guidelines
of
the
SEC.
Actual
results
may
vary,
perhaps
materially.
You
are
strongly
cautioned
not
to
place
undue
reliance
on
such
projections
and
other
forward-looking
statements.
All
written
and
oral
forward-looking
statements
attributable
to
us
or
to
persons
acting
on
our
behalf
are
expressly
qualified
in
their
entirety
by
these
cautionary
statements.
Except
as
required
by
federal
securities
laws,
we
disclaim
any
intention
or
obligation
to
update
or
revise
any
forward-looking
statements,
whether
as
a
result
of
new
information,
future
events
or
otherwise.
Any
such
forward-
looking
statements,
whether
made
in
this
presentation
or
elsewhere,
should
be
considered
in
the
context
of
the
various
disclosures
made
by
us
about
our
businesses
including,
without
limitation,
the
risk
factors
discussed
above.
Safe Harbor Statement

2 A Look Into Fenix Parts 2 nd largest recycler of original equipment automotive parts

Key Milestones
•
Entered into underwriting agreement for the IPO on May 14, 2015
•
Closed the IPO and acquisition of the founding companies on May 19, 2015
•
Three follow on acquisitions
Ocean County Auto Wreckers (August)
Tri-City Auto Salvage (October)
Butler Auto Sales and Parts (October)
•
Q3 Revenue $27.3 Million
Includes $1.1 million partial period revenue for Ocean County
No revenue contribution for Butler and Tri-City (Q4 acquisitions)
•
670 employees in 16 locations

Critical Link In The Supply Chain
RECYCLED OEM PARTS
VEHICLES
Mechanical
Engines
Transmissions
Transfer cases
Collision
Doors
Hoods
Trunk lids
Lights / lamps
Fenders
Bumpers
Wheels / tires
Assemblies
Auto Auctions
Consumers
Repair Shops
Consumers
Buy Cars
Dismantle
Distribute
Established Supply Chain
Professionalized Segment Participants
Fenix Value-Add

Regional Focus –
Building a National Presence
•
Increase inventory throughput to the hub to
drive revenue
More parts selection
Next day delivery
Increase same store sales
Optimize inventory levels
•
Leverage distribution network to increase
margin
More parts per delivery
Lower cost platform because of higher
asset utilization
•
Drive operating efficiencies through regional
density
•
Opportunity for regional and national
expansion
Legend
Full-Service Location
Distribution Hub
Self-Service Location
Market Demand for a Strong Alternative

Revenue Growth
•
Organic (7-9%)
Favorable industry trends (miles driven, insurance company preferences)
Increased fulfillment, regional sales effectiveness, procurement
•
Acquisitions (1-3 per quarter)
Highly fragmented (only one company with a 10% or greater share, with no others greater than 1%)
Robust pipeline of acquisition candidates at attractive prices
Value-added strategy
Adjacent to hub (sell more parts)
Buy / tow synergies

Foundation for Growth
•
Revenue
Recycled OEM parts sales and other
services (scrap)
•
Cost of Goods Sold
Primarily price paid for vehicles at auction
Also includes tow-in, vehicle procurement
and dismantling costs
•
Operating Expenses
Facilities, rent and distribution expense
Selling expenses for commissioned sales
force
General and administrative expenses
Depreciation and amortization
•
Growth Assumptions
Organic growth: Historical high-single
digit Recycled OE parts growth
Near-
to mid-term acquisition pipeline:
$151 million
(1)
Assumes approximately 7-9% organic growth and 1-3 acquisitions per quarter
(2)
Excludes fluctuations in scrap prices and foreign exchange rate
(3)
The
growth
projections
shown
above
are
solely
to
illustrate
the
effect
of
organic
growth
and
growth
through
acquisitions
that
the
company
believes
to
be
achievable; however, there can be no assurance that these levels of revenue will be achieved
0
50
100
150
200
250
300
350
2015
2016
2017
2018
Strong Growth Opportunity
(1)(2)(3)
Base Revenue
Cumulative Acquisition Revenue (Completed Deals)
Cumulative Acquisition Revenue (Future Deals)

Capital Structure
•
Strong Liquidity
$11 million cash on hand (9/30/15)
$55 million BMO credit facility
$9.8 million term loan
Founding Company acquisitions funded using IPO proceeds
Two acquisitions since 9/30/15 (Butler and Tri-City) for total consideration of $16 million
Cash consideration 92% / equity consideration 8%
$8.7 million drawn against credit facility
•
Acquired Businesses, Management and Board of Directors Significant
Shareholders
More than 30% combined ownership

Why Invest in Fenix Parts?
Recycled original equipment is the product of choice in the
attractive/desirable automotive replacement parts marketplace
(represents a $60B+ opportunity plus the do-it-yourself market)
Right Product
Offering in
Huge
Market
Clear economic benefits to the consolidation and integration of recyclers of original equipment parts into a highly profitable, scaleable national platform
Right Business
Model in a
Highly
Fragmented
Segment
Consolidation of the industry with a strong second player makes sense for Fenix, the recycling industry and our shareholders. Fenix has a unique opportunity for growth and ability to profitably drive inventory more efficiently through its network to its customers
Right Opportunity to
Create
Shareholder
Value
Fenix has a proven executive leadership team, management and board committed
to creating value for shareholders as it executes
on its business plan and creates a premier auto parts recycler
Right Management
Team to Deliver

Appendix

Presenters
•
Former Vice President of Stericycle Inc. (NASDAQ:SRCL), a national reverse logistics and regulated waste management company
Operational and P/L responsibilities for 150,000 customers generating
$500
million in revenue
Executed
the
consolidation
and
integration
strategy
of
Stericycle
–
managing
or
facilitating over 70 different acquisitions ranging in size from $1 million to $200 million
•
Co-founded American Medical Disposal in 1990, which was acquired by Stericycle in
2001
Professional Executive
Management Team With Deep
Bench Strength
Industry expertise
Operations emphasis
Distribution and logistics
Business development and
expansion
Integration and systems
Public company experience
Kent Robertson, Chief Executive Officer
•
Former Chief Financial Officer of Insurance Auto Auctions, Inc. (IAAI), a leading provider of salvage vehicle auction services for insurance companies
CFO during IAAI’s rapid growth, expanding from 48 to 150 auction locations while increasing EBITDA from $20 million to what is now over $200 million
Converted diverse systems, business processes into an integrated platform for growth
•
Previously CFO of Globe and Vistar Auto Glass; merged #2 and #3 in the industry prior to sale to Safelite
Scott Pettit, Chief Financial Officer

Our $61 Billion Marketplace
Key Highlights
Do-It-For-Me
$165 billion
Do-It-
Yourself
$48 billion
Source:
Auto
Care
Association
Digital
Auto
Care
Factbook,
24
th
Edition
2015;
2014
data
is
estimated,
excludes
tires
•
Participate primarily in two
repair shop segments
Collision ($15 billion)
Doors, hoods, trunk lids,
etc.
Mechanical ($46 billion)
Engines, transmissions,
etc.
•
Do-It-Yourself
•
Key drivers of market size
Vehicles on the road
Miles driven
Age of vehicles
Collision rates
Mechanical
Parts
$46 billion
Collision
Parts
$15 billion
Market
Opportunity
Market
Opportunity
Do-It-
Yourself
$48 billion
Mechanical
Parts
$46 billion
Labor and
Mark Up
$104 billion
Collision
Parts
$15 billion

U.S. Miles Traveled (millions) / Avg. U.S. Retail Gas Prices
U.S. Light Vehicles In Use (millions)
Large and Stable Market
U.S. Light Vehicle Age
U.S. Light Vehicle Sales (millions)
Source:
AASA,
POLK
2014,
U.S.
Department
of
Transportation,
U.S.
Energy
Information
Administration,
Ward’s,
Gabelli
&
Company
Estimates
•
Stable even at high gas prices
•
Expect growth with lower gas prices
•
Higher repair rate
•
Higher parts spend per repair
229
234
238
241
245
248
250
250
248
247
248
250
253
255
257
259
261
210
220
230
240
250
260
270
2002
2004
2006
2008
2010
2012
2014
2016P
2018P
9.6
9.7
9.8
9.8
9.9
10
10.1
10.3
10.6
10.9
11.2
11.4
11.4
8.0
9.0
10.0
11.0
12.0
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
$0.00
$1.00
$2.00
$3.00
$4.00
175,000
200,000
225,000
250,000
275,000
1996
1999
2002
2005
2008
2011
2014
U.S. Miles Traveled
Avg U.S. All Grades Retail Gas Prices
16.9
16.5
16.1
13.2
10.4
11.6
13.2
14.4
15.6
16.5
16.9
17.3
17.5
16.9
6.0
8.0
10.0
12.0
14.0
16.0
18.0
20.0
2005
2007
2009
2011
2013
2015P
2017P

Recycled OE Parts Are The Parts of Choice
~70%
Savings
~50%
Savings
~45%
Savings
•
Customers have choices
Original Equipment Manufacturer
(OEM)
Recycled Original Equipment (OE)
Aftermarket
•
Clear cost benefit advantage of
Recycled OE
versus OEM
•
Clear advantage to Aftermarket
Quality, fit, and performance
•
Sold as assemblies, reducing cost
•
Recycled Original Equipment feeds
refurbished / remanufactured
We sell Recycled OE to make
refurbished / remanufactured
products
We distribute refurbished /
remanufactured products
Source: Management estimates
Illustrative Cost Comparison Analysis: New vs. Recycled OE
$3,500
$1,400
$650
$1,125
$650
$350
--
$500
$1,000
$1,500
$2,000
$2,500
$3,000
$3,500
$4,000
$4,500
Engine
Front Door
Rear Bumper
New OE
Recycled OE

Building On a Strong Foundation
•
Financially-sound and profitable Acquired
Businesses
•
Similar operations, with long-standing market
presence and historical trade relationships
connected through a distribution and logistics
network
•
Stable business platforms for inventory
management, purchasing, and supply chain
management
•
Acquired Businesses include three current and
former Presidents of the Automotive Recyclers
Association (ARA)
•
11 individual companies with 16 locations under
the Fenix umbrella
Location
Full-Service
Locations
Self-Service
Locations
Ontario
(Canada)
•
Ottawa, Ontario
•
Port Hope, Ontario
•
Ottawa, Ontario
•
Scarborough, Ontario
New York
•
Binghamton, NY
•
Queensbury, NY
•
Watertown, NY
•
Niagara Falls, NY
•
Binghamton, NY
•
Elmira, NY
Pennsylvania
•
Pennsburg, PA
New Jersey
•
Rahway, NJ
•
Bayville, NJ*
North Carolina
•
Greensboro, NC*
•
Forest City, NC*
Florida
•
Jacksonville, FL
* Post-IPO Acquired Locations

Our Market Advantage
Geographic market presence with established customer relationships and premier assets dedicated to the procurement and recycling of original equipment parts
Competitive
Market
Position
Coordinated regional approach that provides access to our extensive inventory of recycled original equipment parts for distribution on the same or next day basis
Extensive Inventory
and
Distribution
Platform
We operate a profitable, scalable business model in a stable, growing industry in a manner that allows us to drive the "product of choice" more efficiently through our network to our customers
Attractive Product
Offering, Business
Model and Industry
The management of our companies have extensive operating experience, longstanding relationships with our diverse customer base and an intimacy with the systems and processes routinely employed within the recycling industry
Deep Industry
Experience
The Fenix leadership team brings operating, distribution/logistics, business development/expansion, integration, systems and public company experience and a history of creating shareholder value
Experienced
Leadership Team

Experienced Leadership Team
Strong Senior Management Team
•
Kent Robertson –
CEO
•
Scott Pettit –
CFO
•
Art Golden –
COO
•
John Blaseos –
EVP-Supply Chain
•
David Gold –
EVP
Highly-Qualified and Predominately Independent Board of Directors
•
Kent Robertson
•
Gary Beagell
•
Steven Dayton
•
J. Michael McFall
•
Seth Myones
•
Thomas O’Brien
•
Clayton Trier
Experienced Field Operations
•
Former owners / managers took leadership roles within field operations
Dedicated Business Development Team
•
Identify and speak with high-quality companies that are owned and operated by strong management teams

18 Pure-Play North American Recycled OE Organic Growth Acquisition Growth • Overall market • Regional cross-dock / inventory • New customers • Highly fragmented • Benefits of scale • Robust pipeline

Organic Growth Drivers
Favorable industry trends (miles driven, insurance preference)
Increased fulfillment rates (procurement, inventory diversity)
Customer growth (in-house / outbound effectiveness)
Parts trader (market expansion)
Managing regional dynamics (pricing, inventory)
Entrance to new markets (extending the hub)
Leading to a 7-9% organic growth

Compelling M&A Growth Platform
Why is This a Good Consolidation Opportunity?
•
Highly fragmented market
Over 9,000 recycling facilities according to the
American Recycling Association, with only 1
company with over a 10% share
Majority of companies are sized between $1-10
million in annual revenue
•
Significant benefits of scale
Access to greater inventory for sale (better
buying, better inventory), higher parts fulfillment
Acquisitions are highly synergistic
•
Vehicle procurement and tow-in
•
Product distribution and building
route/customer density
•
Leveraging of fixed overhead costs
Why are We the Acquirer of Choice?
•
Opportunity for acquired businesses to be at the
front-end of a robust growth opportunity
•
Expand and scale acquired businesses in their
current marketplace creating long-term growth
opportunities for owners and employees
•
Acquired Businesses are the leaders in the industry
and attract like-minded acquisition targets
•
Owner-friendly expansion strategy

Compelling M&A Growth Platform
How have We Pre-Wired this M&A Growth?
•
Dedicated business development team, from
identification, to acquisition through integration
•
Identified hundreds of opportunities that meet our
acquisition criteria
Currently focused on geographic adjacencies to
existing markets
Expanding distribution, dismantling, and
warehouse / yard capacity
•
Near-
to mid-term acquisition pipeline with targets
ranging in size from $3
million to $18
million in
revenue
•
Fenix has obtained a $55 million credit facility
inclusive
of
a
$20
million
accordion
feature
(1)
Why Does This Create Value?
•
Attractive valuation of tuck-in acquisitions creates
M&A arbitrage
Average revenue of $5-10 million
4-6 times Adjusted EBITDA valuation
•
Drive acquired company improvements at top and
bottom line
Access to regional hub
Maximize benefits of scale
Drive revenue to $10-15 million, double EBITDA
margin
(1)
Subject to normal and customary covenants

Near-
to Mid-Term Fenix Acquisition Pipeline
ACQUISITION
TARGET
(1)
ANNUAL REVENUE
COMPLETED
Ocean County Auto Wreckers
$8M
August, 2015
Butler Auto Sales and Parts
$9M
October, 2015
Tri-City Auto Salvage
$8M
October, 2015
Company A
$8M
Company B
$8M
Company C
$18M
Company D
$9M
Company E
$7M
Company F
$9M
Company G
$5M
Company H
$14M
Company I
$6M
Company J
$4M
Company K
$13M
Company L
$3M
Company M
$6M
Company N
$8M
Company O
$10M
Company P
$6M
Company Q
$5M
Company R
$8M
Company S
$4M
Total Pipeline
$151M
(1) Excludes additional identified opportunities and expressions of interest

Emphasis on Recycled OE Parts Business
(1) Approximate mix after factoring in completed acquisitions
Increasing emphasis on recycled OE parts and reduced exposure to commodities
Recycled OE
Parts
76%
Recycled OE
Parts
84%
Commodities
24%
Commodities
16%
2014
Revenues
Revenue Mix
(1)

Clear Path for Significant Value Creation
•
Large Growing Parts Business in Fragmented Market
Significant progress on path to national coverage in top-125 MSAs
•
Well-Defined Process to Scale Operations
Regional hubs and distribution drive ability to share inventory, optimize dismantle, vehicle procurement, tow cost and distribution
•
Robust Pipeline for Future Acquisitions
•
Strong Organic Growth Profile
•
Future Growth Opportunities
Platform enables us to launch new products and service offerings to our customers
•
Highly Skilled Management Team Incented to Create Shareholder Value